UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2005

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On September 30, 2005, ValueClick, Inc. (the "Company") announced that it has updated its fiscal year 2005 guidance to reflect the completion of its acquisition of Fastclick, Inc. The Company’s updated 2005 guidance reflects the inclusion of three months of Fastclick’s operating results for the quarter ended December 31, 2005. The full text of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Earnings before interest, income taxes, depreciation, and amortization ("EBITDA") included in the attached press release represents net income excluding the effects of interest, income taxes, depreciation, and amortization. Earnings before interest, income taxes, depreciation, amortization, and stock-based compensation ("Adjusted-EBITDA") represents net income excluding the effects of interest, income taxes, depreciation, amortization, and stock-based compensation. EBITDA and Adjusted-EBITDA, as defined above, may not be similar to EBITDA and Adjusted-EBITDA measures used by other companies and are not measurements under generally accepted accounting principles ("GAAP").

We believe that Adjusted-EBITDA and EBITDA provide useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in costs associated with capital investments and income from interest on the Company's cash and marketable securities that are not directly attributable to the underlying performance of the Company’s business operations. Management uses Adjusted-EBITDA and EBITDA in evaluating the overall performance of the Company’s business operations.

Prior to its acquisition by ValueClick, Fastclick had utilized the Adjusted-EBITDA measure in its quarterly financial results press release. ValueClick has utilized EBITDA.

The non-GAAP Adjusted-EBITDA and EBITDA measures included in the press release should be considered in addition to, not as a substitute for, or superior to other measures of the Company’s financial performance prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated September 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

September 30, 2005	By:	/s/ Scott H. Ray

Name: Scott H. Ray
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated September 30, 2005